Change in accounting policies	3 Months Ended
Sep. 30, 2019
Disclosure Of Initial Application Of Standards Or Interpretations [Abstract]
Change in accounting policies

13. Change in accounting policies

(in U.S. dollars, in thousands)	2019
Operating lease commitments disclosed as at June 30, 2019	7,460
Discounted using the group's average incremental borrowing rate of 6.52%	6,146
(Less): Short term leases recognized on a straight line basis as expense	(371)
Lease liability recognized as at July 1, 2019	5,775

The associated right-of-use assets for property leases were measured on a retrospective basis as if the new rules had always been applied. Property, plant and equipment increased by $4.7 million and lease liabilities increased by $5.6 million on July 1, 2019. The net impact on retained earnings on July 1, 2019 was $0.9m.

In applying IFRS 16 for the first time, the Group has used the following practical expedients permitted by the standard:

•	the use of a single discount rate to a portfolio of leases with reasonably similar characteristics
•	the accounting for operating leases with a remaining lease term of less than 12 months as at July 1, 2019 as short term leases
•	the exclusion of initial direct costs for the measurement of the right-of-use asset at the date of initial application
•	the use of hindsight in determining the lease term where the contract contains options to extend or terminate the lease.

The Group has also elected not to reassess whether a contract is, or contains a lease at the date of initial application. Instead, for contracts entered into before the transition date the group relied on its assessment made applying IAS 17 and Interpretation 4 Determining whether an Arrangement contains a Lease.